UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c.  20549

FORM 8-K

current report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 July 21, 2016
Date of Report (Date of Earliest Event Reported)

SOVRAN SELF STORAGE, INC.
SOVRAN ACQUISITION LIMITED PARTNERSHIP
 (Exact Name of Registrant as Specified in Its Charter)

Maryland (Sovran Self Storage, Inc.)	1-13820	16-1194043
Delaware (Sovran Acquisition Limited Partnership)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)

(716) 633-1850
 (Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
    [   ]  Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    [   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 21, 2016, Sovran Self Storage, Inc. (the "Company") and Sovran Acquisition Limited Partnership (the "Operating Partnership") entered into a Note Purchase Agreement (the "Note Purchase Agreement") with various purchasers (the "Purchasers"). Under the Note Purchase Agreement, the Company and the Operating Partnership sold to the Purchasers $200,000,000 principal amount of 3.67% Senior Guaranteed Notes, Series F, due July 21, 2028 (the "Series F Notes").  The Series F Notes bear interest at a fixed rate of 3.67%, which interest is payable in January and July of each year until maturity.  The entire principal amount of the Series F Notes is due and payable on July 21, 2028.  The Note Purchase Agreement requires the Company and the Operating Partnership to comply with certain financial ratios and other covenants that are set forth therein.

The Note Purchase Agreement contains customary events of default, including payment defaults, cross defaults with certain other indebtedness, breaches of covenants and bankruptcy events.  In the case of an event of default, the Purchasers may, among other remedies, accelerate the payment of all obligations.

The proceeds from the issuance of the Series F Notes are being used by the Company and the Partnership to repay a portion of its outstanding line of credit.

The above summary of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement. A copy of the Note Purchase Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated by reference into this item.

Item 8.01	Other Events.

On July 25, 2016, the Company issued a press release concerning the matters disclosed in this report.  A copy of the press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

                    (d)     The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Note Purchase Agreement dated as of July 21, 2016 among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and the institutions named in Schedule A thereto as purchasers.
99.1	Press Release dated July 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 26, 2016	SOVRAN SELF STORAGE, INC. By /s/Andrew J. Gregoire Name: Andrew J. Gregoire Title: Chief Financial Officer
Date: July 26, 2016	SOVRAN ACQUISITION LIMITED PARTNERSHIP By: SOVRAN HOLDINGS, INC., as General Partner By /s/Andrew J. Gregoire Name: Andrew J. Gregoire Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Note Purchase Agreement dated as of July 21, 2016 among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and the institutions named in Schedule A thereto as purchasers.
99.1	Press Release dated July 25, 2016.